TCW FUNDS, INC.

Supplement Dated January 1, 2011 to the Prospectus

Dated February 8, 2010 (As Amended May 1, 2010)

The name of the TCW Conservative Allocation Fund is changed to the TCW Global Conservative Allocation Fund.

The name of the TCW Moderate Allocation Fund is changed to the TCW Global Moderate Allocation Fund.

The name of the TCW Aggressive Allocation Fund is changed to the TCW Global Flexible Allocation Fund.

On Page 40 under the heading TCW Core Fixed Income Fund — Portfolio Managers James M. Hassett is deleted.

On Page 46 under the heading TCW High Yield Bond Fund — Portfolio Managers the section is deleted and replaced with the following:

Name	Experience With the Fund	Primary Title with Investment Advisor
Jamie S. Farnham	Newly Appointed	Managing Director
Gino A. Nucci	Newly Appointed	Senior Vice President

On page 72, all information pertaining to John A. Fekete and James M. Hassett under the heading Management of the Funds — Portfolio Managers is deleted and replaced with the following:

Portfolio Manager	Business Experience During Last 5 Years
Jamie S. Farnham	Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company since December 2009. Managing Director and Director of Credit Research, Metropolitan West Asset Management, LLC. Portfolio Manager Metropolitan West High Yield Bond Fund.

Gino A. Nucci	Senior Vice President, the Advisor, Trust Company of the West and TCW Asset Management Company since December 2009. Senior Vice President and Corporate Specialist, Metropolitan West Asset Management, LLC. Portfolio Manager Metropolitan West High Yield Bond Fund.

Please retain this Supplement with your Prospectus for future reference.